EXHIBIT 10.16
                                                                   -------------


THIS DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.


                                    DEBENTURE

                     THOMAS PHARMACEUTICAL ACQUISITION CORP.

                            10% CONVERTIBLE DEBENTURE

                              DUE JANUARY 25, 2014


NO. 2                                                                    $96,800

         This Debenture is issued by Thomas Pharmaceutical Acquisition Corp. ("Thomas Acquisition"), a _________ corporation with its principal office located at ________________________________, to the undersigned where indicated as Holder (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Act.

                                   ARTICLE I.

         SECTION 1.01 PRINCIPAL AND INTEREST. For value received, on January 26, 2007, Thomas Acquisition hereby promises to pay to the order of the Holder in lawful money of the United States of America and in immediately available funds the principal sum of Ninety-six Thousand Eight Hundred Dollars (US $96,800) on January 25, 2014 (the "Maturity Date"), together with interest, compounded quarterly, on the unpaid principal of this Debenture at the rate of ten percent (10%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid.

         SECTION 1.02 OPTIONAL CONVERSION. In exchange and the consideration for the Holder purchasing this Debenture and thereby permitting Thomas Acquisition to loan to Thomas Pharmaceuticals Ltd, (the "Company") in the aggregate One Hundred and Sixty Thousand Dollars ($160,000) on the date hereof in the form of a Note, the Company hereby grants to the Holder a right, at its option, to convert, and sell on the same day, at any time and from time to

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time, subject to the registration requirements of the Act, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of Series B Convertible Preferred Stock of the Company, no par value per share ("Preferred Stock"). Each $1,000 of the Debenture may be converted into one (1) share of Preferred Stock using the Series B Initial Value as set forth in the Company's Certificate of Incorporation. The full rights of the Preferred Stock are set forth in the Certificate of Incorporation of the Company.

         No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

         SECTION 1.03 RESERVATION OF PREFERRED STOCK. The Company shall reserve and keep available out of its authorized but unissued shares of Preferred Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Preferred Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price; provided, however, until such time as the Conversion Price has been fixed, but solely for the purposes of this Section 1.03 only, the Conversion Price shall be deemed to be $1,000 or, if there is a trading market for the Preferred Stock, the lowest bid price for the preceding thirty (30) days. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty
(60) days of that time for the sole purpose of increasing the number of authorized shares of Preferred Stock.

         Section 1.04 RIGHT OF REDEMPTION. Thomas Acquisition at its option shall have the right to redeem, with thirty (30) business days advance written notice (the "Redemption Notice"), a portion of or the entire outstanding principal sum under this Debenture. The redemption price shall be equal to one hundred twenty-five percent (125%) multiplied by the portion of the principal sum being redeemed, plus any accrued and unpaid interest. Once Thomas Acquisition has issued to the Holder a Redemption Notice, the Holder may continue to convert this Debenture, in accordance with Section 1.02 hereof, for the thirty (30) day business period after the Holder receives the Redemption Notice.

         Section 1.05 REGISTRATION RIGHTS. The Company shall be under no obligation to register the resale of the Conversion Shares under the Securities Act of 1933, as amended.

         Section 1.06 GUARANTY. Upon the occurrence of an Event of Default (as defined in Article III hereto), this Convertible Debenture shall be immediately due and payable. Notwithstanding anything to the contrary, the Company's signature to this instrument shall not serve as a guaranty for the obligations of Thomas Acquisitions, but rather shall only be enforceable against the Company for those obligations set forth within this Debenture and expressly listed as an obligation or covenant of the Company.

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         Section 1.07 INTEREST PAYMENTS. The interest so payable will be paid at the time of maturity or conversion to the person or company in whose name this Debenture is registered. At the time such interest is payable, Thomas Acquisition, in its sole discretion, may elect to pay interest in cash (via wire transfer or certified funds) or in the form of common stock. In the event of default, as described in Article III hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of common stock. If paid in the form of common stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the closing bid price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of common stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the common stock per share does not equal the total interest due, Thomas Acquisition will pay the balance in cash.

         Section 1.08 PAYING AGENT AND REGISTRAR. Initially, Thomas Acquisition will act as paying agent and registrar. Thomas Acquisition may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten
(10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar.

                                   ARTICLE II.

         SECTION 2.01 AMENDMENTS AND WAIVER OF DEFAULT. The Debenture may not be amended without the consent of the Holder. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of Thomas Acquisition obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.

                                  ARTICLE III.

         SECTION 3.01 EVENTS OF DEFAULT. An "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

         (i) Any default in the payment of the principal of, interest on or other charges in respect of this Debenture, free of any claim of subordination, as and when the same shall become due and payable and that is not cured within ten (10) days of Thomas Acquisition's receipt of written notice from the Holder explaining such default in reasonable detail (whether on an installment, a Principal Payment Date, an Interest Payment Date, a Conversion Date or the Maturity Date or by acceleration or otherwise);

         (ii) The Company and/or Thomas Acquisition shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of this Debenture hereof which is not cured with in the time prescribed;

         (iii) Thomas Acquisition or any subsidiary of Thomas Acquisition shall commence, or there shall be commenced against Thomas Acquisition or any subsidiary of Thomas

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

         Acquisition under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or Thomas Acquisition or any subsidiary of Thomas Acquisition commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Thomas Acquisition or any subsidiary of Thomas Acquisition or there is commenced against Thomas Acquisition or any subsidiary of Thomas Acquisition any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or Thomas Acquisition or any subsidiary of Thomas Acquisition is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Thomas Acquisition or any subsidiary of Thomas Acquisition suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty one (61) days; or Thomas Acquisition or any subsidiary of Thomas Acquisition makes a general assignment for the benefit of creditors; or Thomas Acquisition or any subsidiary of Thomas Acquisition shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Thomas Acquisition or any subsidiary of Thomas Acquisition shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or Thomas Acquisition or any subsidiary of Thomas Acquisition shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by Thomas Acquisition or any subsidiary of Thomas Acquisition for the purpose of effecting any of the foregoing;

         (iv) Thomas Acquisition or any subsidiary of Thomas Acquisition shall default in any of its obligations under any other debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of Thomas Acquisition or any subsidiary of Thomas Acquisition in an amount exceeding $20,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

         (v) The Company shall fail for any reason to deliver Preferred Stock certificates to a Holder prior to the fifth (5th) trading day after a Conversion Date or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of this Debenture in accordance with the terms hereof;

         Section 3.02 PAYMENT ON EVENT OF DEFAULT. During the time that any portion of this Debenture is outstanding, if any Event of Default has occurred, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash, provided however, the Holder may request (but shall have no obligation to request) payment of such amounts in common stock of Thomas Acquisition. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures

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

outstanding and accrued interest thereon. The Holder need not provide and Thomas Acquisition hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Upon an Event of Default, notwithstanding any other provision of this Debenture, the Holder shall have no obligation to Thomas Acquisition to comply with or adhere to any limitations, if any, on the conversion of this Debenture or the sale of the Conversion Shares.

         Section 3.03 FAILURE TO ISSUE PREFERRED STOCK. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

                                   ARTICLE IV.

         SECTION 4.01 RIGHTS AND TERMS OF CONVERSION. This Debenture, in whole or in part, may be converted at any time following the date hereof into shares of Preferred Stock at a price equal to the Series B Initial Value as defined in the Certificate of Incorporation of the Company.

         SECTION 4.02 RE-ISSUANCE OF DEBENTURE. When the Holder elects to convert a part of the Debenture, then Thomas Acquisition shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

                                   ARTICLE V.

         SECTION 5.01 ANTI-DILUTION. In the event that the Company shall at any time subdivide the outstanding shares of Preferred Stock, or shall issue a stock dividend on the outstanding Preferred Stock, the conversion price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Preferred Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

                                  ARTICLE VI.

         SECTION 6.01 NOTICE. All notices or other communications required or permitted to be given pursuant to this Debenture shall be in writing and shall be considered as duly given on: (a) the date of delivery, if delivered in person against written receipt therefor, or by nationally recognized overnight delivery service or (b) five (5) days after mailing if mailed from within the continental United States by postage pre-paid certified mail, return receipt requested to the party entitled to receive the same:

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


If to Thomas Acquisition, to:            Thomas Pharmaceutical Acquisition Corp.
                                             c/o  Snow Becker Krauss P.C.
                                             605 Third Avenue
                                             New York, NY  10158
                                         Attn: Jack Becker and Charles Snow
                                         Facsimile No.: 212-949-7052

If to the Holder:



If to the Company                        Thomas Pharmaceuticals, Inc.
                                         750 Route 34
                                         Matawan, NJ  07747
                                         Attn: Jerome Mahoney
                                         Facsimile No.: 732-441-9895

with a copy to:                          Meritz & Muenz LLP
                                         2021 O Street, NW
                                         Washington, DC 20036
                                         Attention: Lawrence A. Muenz, Esq.
                                         Facsimile No.: (202) 728-2910

         SECTION 6.02 GOVERNING LAW. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of New Jersey without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

         SECTION 6.03 SEVERABILITY. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

         SECTION 6.04 ENTIRE AGREEMENT AND AMENDMENTS. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

         Section 6.05 RELEASE. In consideration for entering into this Debenture, the Company, Thomas Acquisition, iVoice, Inc. and the Holder, on the date hereof, knowingly, voluntarily and unconditionally release, forever discharge, and covenant not to sue the other parties hereto from or for any and all claims, causes of action, demands, suits, debts, obligations, liabilities, damages, losses, costs and expenses (including attorneys' fees) of every kind or nature whatsoever, known or unknown, actual or potential, suspected or unsuspected, fixed or

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

contingent, that such party has or may have, now or in the future to the end of the world, arising out of, relating to, or resulting from any act or omission, error, negligence, breach of contract, tort, violation of law, discrimination, matter or cause whatsoever from the beginning of time or in the future to the end of the world; provided, however, that the foregoing release shall not apply to any claims arising out of this Debenture. Each party hereto agrees that notwithstanding anything else in this Debenture, the provisions of this Section
6.05 shall survive termination of this Debenture.


IN WITNESS WHEREOF, with the intent to be legally bound hereby, Thomas Acquisition as executed this Debenture as of the date first written above.

                                THOMAS PHARMACEUTICAL ACQUISITION CORP.

                                By:
                                    ------------------------------------------
                                     Name:
                                           -----------------------------------
                                     Title:
                                            ----------------------------------


                                THOMAS PHARMACEUTICALS, LTD.
                                By:
                                    ------------------------------------------
                                     Name:
                                           -----------------------------------
                                     Title:
                                            ----------------------------------


                                IVOICE, INC.
                                [Limited to Section 6.05 only]

                                By:
                                    ------------------------------------------
                                     Name:
                                           -----------------------------------
                                     Title:
                                            ----------------------------------


                                HOLDER



                                By:
                                    ------------------------------------------
                                     Name:
                                           -----------------------------------
                                     Title:
                                            ----------------------------------

                                   EXHIBIT "A"

                              NOTICE OF CONVERSION
           (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE NOTE)


TO:

         The undersigned hereby irrevocably elects to convert $ of the principal amount of this Debenture into Shares of Preferred Stock of Thomas
Pharmaceuticals Inc., according to the conditions stated therein, as of the Conversion Date written below.

CONVERSION DATE:                          _____________________________________

APPLICABLE CONVERSION PRICE:              _____________________________________

SIGNATURE:                                _____________________________________

NAME:                                     _____________________________________

ADDRESS:                                  _____________________________________

AMOUNT TO BE CONVERTED:  $                _____________________________________

AMOUNT OF DEBENTURE UNCONVERTED: $        _____________________________________

CONVERSION PRICE PER SHARE: $             _____________________________________

NUMBER OF SHARES OF PREFERRED STOCK
TO BE ISSUED:                             _____________________________________

PLEASE ISSUE THE SHARES OF PREFERRED
STOCK IN THE FOLLOWING NAME AND TO THE
FOLLOWING ADDRESS:                        _____________________________________

ISSUE TO:                                 _____________________________________

AUTHORIZED SIGNATURE:                     _____________________________________

NAME:                                     _____________________________________

TITLE:                                    _____________________________________

PHONE NUMBER:                             _____________________________________

BROKER DTC PARTICIPANT CODE:              _____________________________________

ACCOUNT NUMBER:                           _____________________________________

ADDRESS OF RECEIVING PARTY:               _____________________________________

SOCIAL SECURITY NUMBER OR TAX
IDENTIFICATION NUMBER OF
RECEIVING PARTY:                          _____________________________________

                                       A-1